UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 4, 2004

CORUS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 0-6136

Minnesota (State or other jurisdiction of incorporation)	41-0823592 (I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois (Address of principal executive offices)	60613 (Zip Code)

(773) 832-3088
(Registrant’s telephone number)

ITEM 7: Financial Statements and Exhibits
ITEM 12: Results of Operations and Financial Condition
SIGNATURE
Annual Report to Shareholders

CORUS BANKSHARES, INC.

ITEM 7: Financial Statements and Exhibits

     (c)  Exhibits

99	Annual Report to Shareholders

ITEM 12: Results of Operations and Financial Condition

Corus Bankshares 2003 Annual Report to Shareholders is being provided under Item 12 of this Current Report on Form 8-K. The report, attached as Exhibit 99, will be mailed to shareholders of record on or about March 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

March 4, 2004	By:	/s/ Michael E. Dulberg

Michael E. Dulberg
Senior Vice President and Chief Accounting Officer

(Principal Accounting Officer and duly authorized Officer of Registrant)